Exhibit 99.1

Blackstone Reports First Quarter Results

New York, April 21, 2016: Blackstone (NYSE:BX) today reported its first quarter 2016 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “In the first quarter Blackstone reached a record $344 billion in total assets under management, with $80 billion of gross inflows driving 11% year-over-year AUM growth, and $17 billion of gross inflows in the first quarter alone. Global investors continue to turn to the alternatives asset class, and Blackstone in particular, to provide superior long-term investment performance in a challenging and uncertain environment, fueling these trends. Our major drawdown funds again outperformed the relevant indices in the first quarter and, while certain liquid strategies were not immune to the market turbulence in the period, as a firm we’ve never been better positioned for long-term success with our clients around the world.”

Blackstone’s press release of its first quarter 2016 results can also be viewed at www.blackstone.com.

Distribution

Blackstone has declared a quarterly distribution of $0.28 per common unit to record holders of common units at the close of business on May 2, 2016. This distribution will be paid on May 9, 2016.

Quarterly Investor Call Details

Blackstone will host a conference call on April 21, 2016 at 11:00 a.m. ET to discuss first quarter 2016 results. The conference call can be accessed via the Shareholders section of Blackstone’s website at www.blackstone.com or by dialing +1 (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291 (international), pass code 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), pass code 204 488 67#.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with over $340 billion in assets under management, include investment vehicles focused on

The Blackstone Group L.P.

345 Park Avenue

New York, New York 10154

T 212 583 5000

private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 Christine.Anderson@blackstone.com

2

Blackstone’s First Quarter 2016 Earnings April 21, 2016

Blackstone

Blackstone’s First Quarter 2016 Highlights
Economic
Net
Income
(“ENI”)
was
$371
million
($0.31/unit)
in
the
first
quarter,
on
$929
million
of
Total
Segment
Revenues.
•
ENI
was
$899
million
($0.76/unit)
for
the
last
twelve
months
(“LTM”)
on
$3.0
billion
of
Total
Segment
Revenues.
Distributable
Earnings
(“DE”)
was
$388
million
($0.33/
unit)
in
the
first
quarter,
on
$259
million
of
Realized
Performance
Fees.
•
DE
was
$3.0
billion
($2.51/unit)
LTM
on
$2.4
billion
of
Realized
Performance
Fees.
Fee
Related
Earnings
(“FRE”)
was
$219
million
in
the
first
quarter,
up
21%
from
$181
million
in
the
prior
year
despite
the
spin-off
of
Blackstone’s
Advisory
businesses
completed
in
October
2015.
•
FRE
was
$974
million
LTM,
on
$2.6
billion
of
Fee
Revenues.
GAAP
Net
Income
was
$150
million
($0.23/unit
diluted)
for
the
quarter
and
$230
million
($0.28/unit
diluted)
LTM,
net
of
certain
non-cash
IPO
and
transaction
related
expenses
and
net
income
attributable
to
non-controlling
interests,
primarily
inside
ownership.
Total
Assets
Under
Management
(“AUM”)
reached
a
record
$343.7
billion
through
a
combination
of
strong
fundraising
and
organic
expansion.
•
Gross
inflows
were
$17.1
billion
in
the
first
quarter,
bringing
LTM
inflows
to
$80.2
billion.
•
Total
AUM
increased
11%
year-over-year,
despite
returning
$48.2
billion
of
capital
to
investors.
Significant
capital
deployment
of
$6.7
billion
in
the
first
quarter
was
achieved
by
leveraging
Blackstone’s
diverse
platform
to
find
opportunities
globally.
Blackstone
declared
a
first
quarter
distribution
of
$0.28
per
common
unit
payable
on
May
9,
2016.

Blackstone

Blackstone’s First Quarter 2016 Segment Earnings
n/m = not meaningful. See page 11 for the GAAP Statement of Operations.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
1Q'15
1Q'16
vs. 1Q'15
1Q'15 LTM
1Q'16 LTM
vs. 1Q'15 LTM
Fee Revenues
614,891
$
606,953
$
(1)%
2,601,360
$
2,565,467
$
(1)%
Performance Fees
1,673,736

314,065

(81)%
5,286,599

438,406

(92)%
Investment Income (Loss)
189,641

(26,650)

n/m
544,802

(163,442)

n/m
Interest Income and Dividend Revenue
30,451

35,081

15%
104,433

136,231

30%
Total Revenues
2,508,719

929,449

(63)%
8,537,194

2,976,662

(65)%
Total Expenses
876,936

542,004

(38)%
3,186,159

2,043,204

(36)%
Taxes
9,719

16,794

73%
197,919

34,602

(83)%
Economic Net Income (“ENI”)
1,622,064
$
370,651
$
(77)%
5,153,116
$
898,856
$
(83)%
ENI per Unit
1.37
$
0.31
$
(77)%
4.43
$
0.76
$
(83)%
GAAP Net Income
629,448
$
150,033
$
(76)%
1,948,420
$
230,374
$
(88)%
Fee Related Earnings (“FRE”)
180,624
$
219,456
$
21%
1,008,576
$
974,443
$
(3)%
Distributable Earnings (“DE”)
1,240,207
$
387,967
$
(69)%
3,825,519
$
2,991,448
$
(22)%
DE per Common Unit
1.05
$
0.33
$
(69)%
3.16
$
2.51
$
(21)%
Total AUM
310,451,289
$
343,705,462
$
11%
310,451,289
$
343,705,462
$
11%
Fee-Earning AUM
223,511,700
$
244,452,764
$
9%
223,511,700
$
244,452,764
$
9%

Blackstone

Private Equity
1.7%
1Q’16 increase in Corporate
Private Equity carrying value
$3.5
billion
1Q’16 capital raised
$95.5
billion
Total AUM up 25% YoY
Corporate
Private
Equity
carrying
value
increased
1.7%
in
the
quarter
driven
by
public
portfolio
appreciation.
Realizations
through
public
and
strategic
sales
were
$2.1
billion
in
the
first
quarter
and
$12.3
billion
over
the
LTM.
Deployed
$2.0
billion
during
the
quarter
including
the
closing
of
several
new
investments
and
synergistic
add-on
investments
to
existing
platform
deals.
Raised
$3.5
billion
in
the
quarter
across
the
segment,
including
initial
closings
for
the
seventh
secondary
fund
and
the
Core
Private
Equity
fund,
bringing
total
capital
raised
to
$30.3
billion
over
the
last
twelve
months.
Total
AUM
increased
25%
year-over-year
to
a
record
$95.5
billion,
driven
by
fundraising
across
flagship
funds,
Strategic
Partners,
Tactical
Opportunities
and
Core
Private
Equity.
% Change
% Change
(Dollars in Thousands)
1Q'15
1Q'16
vs. 1Q'15
1Q'15 LTM
1Q'16 LTM
vs. 1Q'15 LTM
Fee Revenues
124,397
$
131,133
$
5%
542,358
$
525,289
$
(3)%
Performance Fees
949,800

104,157

(89)%
2,640,160

(88,611)

n/m
Investment Income (Loss)
76,303

83

(100)%
203,606

(2,909)

n/m
Interest Income and Dividend Revenue
7,618

9,849

29%
24,381

35,449

45%
Total Revenues
1,158,118

245,222

(79)%
3,410,505

469,218

(86)%
Compensation
71,072

80,274

13%
277,450

289,450

4%
Performance Fee Compensation
217,602

24,723

(89)%
635,818

53,871

(92)%
Other Operating Expenses
38,875

48,063

24%
149,240

208,346

40%
Total Expenses
327,549

153,060

(53)%
1,062,508

551,667

(48)%
Economic Income (Loss)
830,569
$
92,162
$
(89)%
2,347,997
$
(82,449)
$
n/m
Total AUM
76,327,189
$
95,466,227
$
25%
76,327,189
$
95,466,227
$
25%
Fee-Earning AUM
49,342,211
$
50,228,312
$
2%
49,342,211
$
50,228,312
$
2%

Blackstone

Real Estate
Opportunistic
funds’
carrying
value
was
up
1.8%
during
the
quarter
due
to
gains
across
public
and
private
investment
values;
core+
funds’
carrying
value
was
up
4.4%
in
the
quarter.
Investment
pace
remained
strong
with
$3.8
billion
invested
in
the
quarter,
including
the
closing
of
the
BioMed
Realty
acquisition,
a
publicly
traded
U.S.
life
sciences
office
REIT.
Sustained
strong
level
of
realizations
with
$3.5
billion
in
the
quarter
through
both
Blackstone’s
public
stake
in
Gecina
and
private
sales,
including
asset
sales
within
the
Equity
Office
Properties
and
Trizec
office
portfolios.
Total
AUM
up
9%
year-over-year
and
up
more
than
27%
since
the
beginning
of
2014
to
over
$100
billion
despite
$44.2
billion
of
capital
returned
to
investors
in
the
same
period.
•
Fee-Earning
AUM
up
33%
year-over-year
to
$67.3
billion
driven
by
increases
in
scale
of
opportunistic
funds
and
growth
of
the
core+
strategy.
Raised
$8.4
billion
in
the
quarter,
including
$5.2
billion
for
the
first
closing
of
the
fifth
European
opportunistic
fund
and
$1.7
billion
for
the
third
mezzanine
debt
fund.
1.8%
$205
million
1Q’16 Realized Performance Fees
$101.1
billion
Total AUM up 9% YoY
% Change
% Change
(Dollars in Thousands)
1Q'15
1Q'16
vs. 1Q'15
1Q'15 LTM
1Q'16 LTM
vs. 1Q'15 LTM
Fee Revenues
158,721
$
230,197
$
45%
683,260
$
822,366
$
20%
Performance Fees
637,022

202,939

(68)%
2,317,202

558,063

(76)%
Investment Income (Loss)
108,854

10,838

(90)%
322,283

(94,323)

n/m
Interest Income and Dividend Revenue
9,997

13,188

32%
34,084

47,181

38%
Total Revenues
914,594

457,162

(50)%
3,356,829

1,333,287

(60)%
Compensation
84,834

100,578

19%
330,918

374,125

13%
Performance Fee Compensation
151,343

77,070

(49)%
674,558

230,912

(66)%
Other Operating Expenses
40,143

48,097

20%
153,119

187,129

22%
Total Expenses
276,320

225,745

(18)%
1,158,595

792,166

(32)%
Economic Income
638,274
$
231,417
$
(64)%
2,198,234
$
541,121
$
(75)%
Total AUM
92,785,658
$
101,107,528
$
9%
92,785,658
$
101,107,528
$
9%
Fee-Earning AUM
50,783,247
$
67,298,439
$
33%
50,783,247
$
67,298,439
$
33%
1Q’16 increase in opportunistic
funds’ carrying value

Blackstone

Hedge Fund Solutions
(2.9)%
1Q’16 Composite Gross Return
$35.4
billion
Incentive Fee Eligible AUM at 1Q’16
$2.9
billion
1Q’16 Fee-Earning Gross Inflows
The
composite
gross
return
was
down
2.9%
in
the
quarter
on
challenging
market
conditions.
Fee-Earning
gross
inflows
of
$2.9
billion
during
the
quarter
and
$9.4
billion
LTM
were
driven
by
customized
and
commingled
strategies
and
individual
investor
solutions.
•
April
1
subscriptions
of
$205
million
are
not
yet
included
in
Fee-Earning
AUM.
Total
AUM
up
3%
year-over-year
to
$68.5
billion
driven
by
continued
platform
diversification
and
growth
in
customized
strategies
and
individual
investor
solutions.
•
Total
AUM
net
inflows
of
$1.4
billion
during
the
quarter
and
$4.5
billion
LTM
reflect
continued
investor
confidence
in
BAAM’s
ability
to
identify
strategic
opportunities
while
managing
risk.
•
Total
AUM
for
BAAM’s
individual
investor
solutions
platform
reached
$6.8
billion,
up
79%
from
$3.8
billion
year-over-year.
% Change
% Change
(Dollars in Thousands)
1Q'15
1Q'16
vs. 1Q'15
1Q'15 LTM
1Q'16 LTM
vs. 1Q'15 LTM
Fee Revenues
128,775
$
129,313
$
0%
497,022
$
525,612
$
6%
Performance Fees
57,943

(219)

n/m
139,663

3,972

(97)%
Investment Income (Loss)
(5,892)

(17,036)

189%
(461)

(25,320)

n/m
Interest Income and Dividend Revenue
3,949

5,296

34%
12,402

18,621

50%
Total Revenues
184,775

117,354

(36)%
648,626

522,885

(19)%
Compensation
56,104

54,169

(3)%
147,191

177,549

21%
Performance Fee Compensation
19,121

668

(97)%
41,267

6,613

(84)%
Other Operating Expenses
21,206

26,146

23%
87,855

95,012

8%
Total Expenses
96,431

80,983

(16)%
276,313

279,174

1%
Economic Income
88,344
$
36,371
$
(59)%
372,313
$
243,711
$
(35)%
Total AUM
66,378,908
$
68,475,416
$
3%
66,378,908
$
68,475,416
$
3%
Fee-Earning AUM
64,114,498
$
64,831,253
$
1%
64,114,498
$
64,831,253
$
1%
The composite gross return is based on the BAAM Principal Solutions (“BPS”) Composite, which does not include BAAM’s individual investor solutions (liquid alternatives), long-biased commodities, ventures (seeding and minority interests), strategic opportunities (co-investments), Senfina (direct trading) and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation are also excluded. On a net of fees basis, the BPS Composite was (3.1)% for 1Q’16.

Blackstone

Credit
Credit
markets
continued
to
experience
significant
volatility,
creating
investment
opportunities
as
$569
million
of
capital
was
deployed
during
the
quarter,
with
significant
investment
activity
from
rescue
lending
strategies.
Performance
across
the
Distressed
and
Performing
Credit
Strategies
was
negatively
impacted
by
energy
investments.
Given
significant
dislocation
in
the
market
there
continues
to
be
a
robust
deal
pipeline
for
our
rescue
lending
and
mezzanine
strategies.
Fee-Earning
AUM
growth
of
5%
year-over-year
driven
by
capital
deployed
in
drawdown
funds
and
growth
across
the
BDC
platform.
Continued
realization
activity
across
funds
of
$885
million
in
the
quarter
and
$7.2
billion
LTM,
primarily
in
drawdown
funds
and
the
CLO
platform.
$569
million
1Q’16 Total Capital Deployed
$78.7
billion
Total AUM up 5% YoY
1Q’16 Composite Gross Returns
Performing Credit
0.6%
Distressed
(3.3)%
% Change
% Change
(Dollars in Thousands)
1Q'15
1Q'16
vs. 1Q'15
1Q'15 LTM
1Q'16 LTM
vs. 1Q'15 LTM
Fee Revenues
122,129
$
116,310
$
(5)%
465,610
$
476,640
$
2%
Performance Fees
28,971

7,188

(75)%
189,574

(35,018)

n/m
Investment Income (Loss)
9,124

(20,535)

n/m
17,383

(38,731)

n/m
Interest Income and Dividend Revenue
5,651

6,748

19%
22,830

25,696

13%
Total Revenues
165,875

109,711

(34)%
695,397

428,587

(38)%
Compensation
49,877

52,382

5%
187,325

192,694

3%
Performance Fee Compensation
15,750

3,614

(77)%
100,422

(24,577)

n/m
Other Operating Expenses
21,836

26,220

20%
79,521

98,010

23%
Total Expenses
87,463

82,216

(6)%
367,268

266,127

(28)%
Economic Income
78,412
$
27,495
$
(65)%
328,129
$
162,460
$
(50)%
Total AUM
74,959,534
$
78,656,291
$
5%
74,959,534
$
78,656,291
$
5%
Fee-Earning AUM
59,271,744
$
62,094,760
$
5%
59,271,744
$
62,094,760
$
5%
Performing Credit Strategies include mezzanine lending funds, Business Development Companies (“BDCs”) and other performing credit strategy funds. Distressed Strategies include hedge fund strategies, rescue lending funds and distressed energy strategies. The composite gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Composite gross returns exclude the Blackstone Funds that were contributed to GSO as part of Blackstone’s acquisition of GSO in March 2008. Performing Credit Strategies’ net
returns were (0.4)% for 1Q'16 and Distressed Strategies’ net returns were (3.9)% for 1Q'16. The breakdown of Total AUM for 1Q’16 is as follows: Distressed Strategies $20.7 billion (34% Incentive Fee,
66% Carried Interest), Performing Credit Strategies $27.3 billion (61% Incentive Fee, 39% Carried Interest), and Long Only $30.7 billion.

Blackstone

$66.0
$75.0
$78.7
$58.3
$66.4
$68.5
$81.3
$92.8
$101.1
$66.1
$76.3
$95.5
1Q'14
1Q'15
1Q'16
Fee-Earning AUM by Segment
(Dollars in Billions)
Total AUM by Segment
(Dollars in Billions)
$271.7
Private Equity
Real Estate
Hedge Fund Solutions
Credit
Total AUM increased 11% year-over-year to $343.7 billion driven by $80.2 billion from gross inflows.
•
Each segment experienced growth despite $48.2 billion of capital returned to investors during the year.
•
Real Estate ended the quarter with $101.1 billion Total AUM, making it Blackstone’s first segment to surpass the $100
billion threshold.
Fee-Earning AUM of $244.5 billion was up 9% year-over-year as $59.8 billion of gross inflows significantly outpaced $35.7 billion of realizations and outflows.
Assets Under Management
$53.4
$59.3
$62.1
$55.6
$64.1
$64.8
$53.5
$50.8
$67.3
$41.2
$49.3
$50.2
1Q'14
1Q'15
1Q'16
$310.5
$343.7
$203.6
$223.5
$244.5

Blackstone

$11.5
$14.5
$25.1
$116.0
$150.8
$121.4
$25.3
$13.9
$50.4
$44.5
$60.6
$85.6
1Q'14
1Q'15
1Q'16
Additional Capital Detail
Undrawn
capital
(“Total
Dry
Powder”)
was
$88.6
billion,
up
37%
year-over-year,
driven
by
recent
fundraises
for
the
latest
global
private
equity
and
real
estate
funds.
Performance
Fee
Eligible
AUM
reached
$257.4
billion
at
quarter
end,
up
14%
year-over-year,
despite
significant
realizations
in
the
Real
Estate
and
Private
Equity
segments.
•
Consistently
strong
fundraising
drove
a
41%
year-over-year
increase
in
Performance
Fee
Eligible
assets
not
yet
invested
to
$85.6
billion.
Uninvested
Not Currently
Earning
Performance
Fees
Currently
Earning
Performance
Fees
Private Equity
Real Estate
Hedge Fund Solutions
Credit
$89 billion 1Q’16
Total Dry Powder
$257 billion Performance
Fee Eligible AUM
$53 billion Not Currently
Earning Management Fees
$225.4
$257.4
$185.8
Credit
Hedge Fund
Solutions
Real Estate
Private Equity
$52.8
$39.0
$31.2
$4.1
$14.2

Blackstone

$3.11
$4.17
$2.70
$2.42
$2.09
$1.89
$1.67
$2.68
$2.80
1Q'14
1Q'15
1Q'16
At
March
31,
2016,
Blackstone
had
$3.3
billion
in
total
cash
and
corporate
treasury
investments
and
$8.8
billion
of
total
net
value,
or
$7.39
per
unit.
Blackstone
has
no
net
debt,
a
$1.1
billion
undrawn
credit
revolver
and
maintained
A+/A+
ratings.
Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone funds. Investments include Blackstone investments in Private Equity, Real Estate, Hedge Fund
Solutions,
and
Credit,
which
were
$793
million,
$1.1
billion,
$128
million,
and
$260
million,
respectively,
as
of
March
31,
2016,
$1.0
billion,
$1.3
billion,
$131
million,
and
$239
million,
respectively,
as
of
March
31,
2015
and
$1.1
billion,
$1.5
billion,
$118
million,
and
$253
million,
respectively,
as
of
March
31,
2014.
Cash
and
Investments
per
unit
amounts
are
calculated using period end DE Units Outstanding (see page 29, Unit Rollforward).
(Dollars in Millions)
1Q’16
Cash and Cash Equivalents
$
1,373
Treasury Cash
Management Strategies
1,954
Investments
2,243
Net Accrued Performance
Fees
3,212
Total Net Value
$
8,782
Outstanding
Bonds (at par)
$
2,825
A+/A+
rated by S&P and Fitch
$1.1 billion
undrawn credit revolver with
May 2019 maturity
$3.3 billion
total cash and
corporate treasury
Net
Performance
Fees
Total Cash
and Corporate
Treasury
Investments
$7.39
$8.94
$7.20
Cash and Investments
(Per Unit)

Blackstone

$458
$1,483
$754
$201
$797
$889
1Q'14 LTM
1Q'15 LTM
1Q'16 LTM
$246
$2,424
$2,648
$2,127
$820
$2,027
$1,000
1Q'14
1Q'15
1Q'16
Net
Accrued
Performance
Fees
were
$3.2
billion
($2.70/unit)
despite
high
Net
Realized
Performance
Fees
of
$1.8
billion
over
the
last
twelve
months.
•
Realized
36%
of
the
$4.9
billion
Net
Accrued
Performance
Fees
balance
from
one
year
prior.
Performance Fees
Net Realized Performance Fees
(Dollars in Millions)
$2,505
$1,775
$956
Net Accrued Performance Fees
(Dollars in Millions)
$4,910
$3,212
$3,546
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$3.2
billion
Net Accrued Performance Fees
56%
Net Accrued
Performance Fees
Related to Publics/Pending Exits
$1.8 billion
1Q’16 LTM Net Realized
Performance Fees
Net Accrued Performance Fees per unit is calculated using period end DE Units Outstanding (see page 29, Unit Rollforward).

Blackstone

GAAP Statement of Operations
% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
1Q'15
1Q'16
vs. 1Q'15
1Q'15 LTM
1Q'16 LTM
vs. 1Q'15 LTM
Revenues
Management and Advisory Fees, Net
616,768
$
608,906
$
(1)%
2,540,860
$
2,534,643
$
(0)%
Performance Fees
Realized Carried Interest
1,207,594
230,909
(81)%
3,324,053
2,228,605
(33)%
Realized Incentive Fees
29,638
28,419
(4)%
234,849
192,019
(18)%
Unrealized Carried Interest
373,840
47,586
(87)%
1,748,370
(1,921,428)
n/m
Unrealized Incentive Fees
62,036
7,579
(88)%
(31,946)
(61,145)
91%
Total Performance Fees
1,673,108
314,493
(81)%
5,275,326
438,051
(92)%
Investment Income (Loss)
Realized
187,930
(12,001)
n/m
558,639
355,240
(36)%
Unrealized
18,273
3,493
(81)%
15,038
(365,309)
n/m
Total Investment Income (Loss)
206,203
(8,508)
n/m
573,677
(10,069)
n/m
Interest and Dividend Revenue
21,920
23,075
5%
77,660
96,112
24%
Other
(5,641)
(5,612)
(1)%
2,895
7,811
170%
Total Revenues
2,512,358
932,354
(63)%
8,470,418
3,066,548
(64)%
Expenses
Compensation and Benefits
Compensation
559,559
346,003
(38)%
1,943,076
1,512,635
(22)%
Performance Fee Compensation
Realized Carried Interest
292,248
58,504
(80)%
958,493
560,057
(42)%
Realized Incentive Fees
12,227
14,124
16%
98,691
87,842
(11)%
Unrealized Carried Interest
74,380
30,001
(60)%
412,687
(357,075)
n/m
Unrealized Incentive Fees
24,961
3,448
(86)%
(17,846)
(24,003)
35%
Total Compensation and Benefits
963,375
452,080
(53)%
3,395,101
1,779,456
(48)%
General, Administrative and Other
130,973
123,045
(6)%
544,882
568,175
4%
Interest Expense
31,370
37,356
19%
128,227
150,508
17%
Fund Expenses
16,850
5,229
(69)%
42,363
67,878
60%
Total Expenses
1,142,568
617,710
(46)%
4,110,573
2,566,017
(38)%
Other Income
Reversal of Tax Receivable Agreement Liability
-
-
n/m
-
82,707
n/m
Net Gains from Fund Investment Activities
93,555
19,142
(80)%
381,254
101,951
(73)%
Income Before Provision for Taxes
1,463,345
$
333,786
$
(77)%
4,741,099
$
685,189
$
(86)%
Provision for Taxes
99,344
18,866
(81)%
336,420
109,920
(67)%
Net Income
1,364,001
$
314,920
$
(77)%
4,404,679
$
575,269
$
(87)%
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated  Entities
7,527
(6,401)
n/m
36,529
(2,783)
n/m
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
81,796
40,086
(51)%
372,905
178,190
(52)%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
645,230
131,202
(80)%
2,046,825
169,488
(92)%
Net Income Attributable to The Blackstone Group L.P. ("BX")
629,448
$
150,033
$
(76)%
1,948,420
$
230,374
$
(88)%
Net Income per Common Unit, Basic
1.01
$
0.23
$
(77)%
3.17
$
0.36
$
(89)%
Net Income per Common Unit, Diluted
1.00
$
0.23
$
(77)%
3.14
$
0.28
$
(91)%

Appendix

Blackstone

Total Segments
(Dollars in Thousands)
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
1Q'15 LTM
1Q'16 LTM
Revenues
Management and Advisory Fees, Net
Base Management Fees
516,397
$
516,492
$
564,287
$
599,407
$
586,703
$
2,027,048
$
2,266,889
$
Advisory Fees
84,238

76,998

146,153

742

481

435,120

224,374

Transaction and Other Fees, Net
37,073

11,728

32,403

72,481

46,118

223,600

162,730

Management Fee Offsets
(17,945)

(18,434)

(34,176)

(22,939)

(20,101)

(88,072)

(95,650)

Total Management and Advisory Fees, Net
619,763

586,784

708,667

649,691

613,201

2,597,696

2,558,343

Performance Fees
Realized Carried Interest
1,207,594

937,483

435,189

625,610

230,909

3,324,567

2,229,191

Realized Incentive Fees
29,670

47,819

34,785

82,472

28,450

237,578

193,526

Unrealized Carried Interest
373,852

(441,949)

(1,055,977)

(471,222)

47,606

1,752,525

(1,921,542)

Unrealized Incentive Fees
62,620

26,311

(53,346)

(42,834)

7,100

(28,071)

(62,769)

Total Performance Fees
1,673,736

569,664

(639,349)

194,026

314,065

5,286,599

438,406

Investment Income (Loss)
Realized
107,792

136,497

87,526

86,993

(10,101)

539,300

300,915

Unrealized
81,849

(125,723)

(223,657)

(98,428)

(16,549)

5,502

(464,357)

Total Investment Income (Loss)
189,641

10,774

(136,131)

(11,435)

(26,650)

544,802

(163,442)

Interest Income and Dividend Revenue
30,451

31,026

35,459

34,665

35,081

104,433

136,231

Other
(4,872)

3,973

(841)

10,240

(6,248)

3,664

7,124

Total Revenues
2,508,719

1,202,221

(32,195)

877,187

929,449

8,537,194

2,976,662

Expenses
Compensation
329,838

289,352

329,575

240,454

287,403

1,176,804

1,146,784

Performance Fee Compensation
Realized Carried Interest
292,248

238,032

97,799

165,721

58,503

958,493

560,055

Realized Incentive Fees
12,227

21,837

15,061

36,821

14,123

98,691

87,842

Unrealized Carried Interest
74,380

(50,559)

(228,697)

(107,820)

30,001

412,727

(357,075)

Unrealized Incentive Fees
24,961

6,131

(14,642)

(18,940)

3,448

(17,846)

(24,003)

Total Compensation and Benefits
733,654

504,793

199,096

316,236

393,478

2,628,869

1,413,603

Other Operating Expenses
143,282

168,401

157,565

155,109

148,526

557,290

629,601

Total Expenses
876,936

673,194

356,661

471,345

542,004

3,186,159

2,043,204

Economic Income (Loss)
1,631,783
$
529,027
$
(388,856)
$
405,842
$
387,445
$
5,351,035
$
933,458
$
Economic Net Income (Loss)
1,622,064
$
508,440
$
(415,926)
$
435,691
$
370,651
$
5,153,116
$
898,856
$
Fee Related Earnings
180,624
$
178,441
$
265,667
$
310,879
$
219,456
$
1,008,576
$
974,443
$
Distributable Earnings
1,240,207
$
1,033,920
$
691,534
$
878,027
$
387,967
$
3,825,519
$
2,991,448
$
Total Assets Under Management
310,451,289
$
332,723,546
$
333,925,521
$
336,384,575
$
343,705,462
$
310,451,289
$
343,705,462
$
Fee-Earning Assets Under Management
223,511,700
$
239,342,214
$
240,939,356
$
246,146,372
$
244,452,764
$
223,511,700
$
244,452,764
$
Weighted Average Fee-Earning AUM
218,241,987
$
237,576,488
$
239,786,680
$
242,942,380
$
244,891,488
$
216,244,401
$
251,213,289
$
LP Capital Invested
4,765,536
$
4,814,362
$
6,145,446
$
14,779,702
$
6,515,571
$
24,666,510
$
32,255,081
$
Total Capital Invested
5,052,370
$
5,048,058
$
6,507,371
$
15,747,511
$
6,693,375
$
26,620,667
$
33,996,315
$

Blackstone

Private Equity
(Dollars in Thousands)
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
1Q'15 LTM
1Q'16 LTM
Revenues
Management Fees, Net
Base Management Fees
108,383
$
121,918
$
128,452
$
143,887
$
130,648
$
425,640
$
524,905
$
Advisory Fees
2,429

4,843

2,547

742

481

21,990

8,613

Transaction and Other Fees, Net
20,359

(11,842)

9,359

18,382

8,439

113,230

24,338

Management Fee Offsets
(4,949)

(9,028)

(12,262)

(10,521)

(6,848)

(22,382)

(38,659)

Total Management Fees, Net
126,222

105,891

128,096

152,490

132,720

538,478

519,197

Performance Fees
Realized Carried Interest
382,978

546,575

214,532

330,902

30,282

1,017,575

1,122,291

Unrealized Carried Interest
566,822

(305,573)

(809,363)

(169,841)

73,875

1,622,585

(1,210,902)

Total Performance Fees
949,800

241,002

(594,831)

161,061

104,157

2,640,160

(88,611)

Investment Income (Loss)
Realized
44,816

50,258

46,917

47,658

(15,357)

187,000

129,476

Unrealized
31,487

(22,301)

(110,689)

(14,835)

15,440

16,606

(132,385)

Total Investment Income (Loss)
76,303

27,957

(63,772)

32,823

83

203,606

(2,909)

Interest Income and Dividend Revenue
7,618

7,669

8,119

9,812

9,849

24,381

35,449

Other
(1,825)

2,515

471

4,693

(1,587)

3,880

6,092

Total Revenues
1,158,118

385,034

(521,917)

360,879

245,222

3,410,505

469,218

Expenses
Compensation
71,072

68,106

70,419

70,651

80,274

277,450

289,450

Performance Fee Compensation
Realized Carried Interest
39,482

106,502

16,303

94,635

15,427

220,104

232,867

Unrealized Carried Interest
178,120

(25,574)

(141,448)

(21,270)

9,296

415,714

(178,996)

Total Compensation and Benefits
288,674

149,034

(54,726)

144,016

104,997

913,268

343,321

Other Operating Expenses
38,875

62,571

43,812

53,900

48,063

149,240

208,346

Total Expenses
327,549

211,605

(10,914)

197,916

153,060

1,062,508

551,667

Economic Income (Loss)
830,569
$
173,429
$
(511,003)
$
162,963
$
92,162
$
2,347,997
$
(82,449)
$
Total Assets Under Management
76,327,189
$
92,026,337
$
91,490,669
$
94,280,074
$
95,466,227
$
76,327,189
$
95,466,227
$
Fee-Earning Assets Under Management
49,342,211
$
49,537,189
$
50,560,404
$
51,451,196
$
50,228,312
$
49,342,211
$
50,228,312
$
Weighted Average Fee-Earning AUM
45,051,839
$
49,925,744
$
50,268,174
$
51,185,170
$
51,240,819
$
46,107,237
$
52,093,539
$
LP Capital Invested
2,374,599
$
1,800,854
$
1,535,702
$
4,508,023
$
1,865,698
$
9,968,853
$
9,710,277
$
Total Capital Invested
2,517,769
$
1,949,748
$
1,677,876
$
5,270,078
$
1,974,391
$
11,443,494
$
10,872,093
$

Blackstone

Real Estate
(Dollars in Thousands)
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
1Q'15 LTM
1Q'16 LTM
Revenues
Management Fees, Net
Base Management Fees
152,348
$
140,743
$
175,710
$
199,774
$
199,907
$
621,514
$
716,134
$
Transaction and Other Fees, Net
15,216

21,510

21,390

52,461

35,794

93,262

131,155

Management Fee Offsets
(4,866)

(5,428)

(10,147)

(6,399)

(3,595)

(30,085)

(25,569)

Total Management Fees, Net
162,698

156,825

186,953

245,836

232,106

684,691

821,720

Performance Fees
Realized Carried Interest
811,249

363,983

169,051

290,450

200,627

2,104,353

1,024,111

Realized Incentive Fees
723

1,220

3,879

11,331

4,069

12,248

20,499

Unrealized Carried Interest
(181,019)

(188,608)

(128,854)

(182,061)

(11,522)

202,790

(511,045)

Unrealized Incentive Fees
6,069

3,935

2,784

8,014

9,765

(2,189)

24,498

Total Performance Fees
637,022

180,530

46,860

127,734

202,939

2,317,202

558,063

Investment Income (Loss)
Realized
71,344

85,432

39,821

38,985

12,975

349,082

177,213

Unrealized
37,510

(107,691)

(95,382)

(66,326)

(2,137)

(26,799)

(271,536)

Total Investment Income (Loss)
108,854

(22,259)

(55,561)

(27,341)

10,838

322,283

(94,323)

Interest Income and Dividend Revenue
9,997

10,259

11,057

12,677

13,188

34,084

47,181

Other
(3,977)

1,077

(938)

2,416

(1,909)

(1,431)

646

Total Revenues
914,594

326,432

188,371

361,322

457,162

3,356,829

1,333,287

Expenses
Compensation
84,834

79,484

99,255

94,808

100,578

330,918

374,125

Performance Fee Compensation
Realized Carried Interest
246,496

116,168

52,546

68,827

43,076

627,659

280,617

Realized Incentive Fees
356

671

1,838

5,813

2,133

6,352

10,455

Unrealized Carried Interest
(98,084)

(50,559)

(23,018)

(24,686)

27,703

42,105

(70,560)

Unrealized Incentive Fees
2,575

230

5,215

797

4,158

(1,558)

10,400

Total Compensation and Benefits
236,177

145,994

135,836

145,559

177,648

1,005,476

605,037

Other Operating Expenses
40,143

43,346

42,050

53,636

48,097

153,119

187,129

Total Expenses
276,320

189,340

177,886

199,195

225,745

1,158,595

792,166

Economic Income
638,274
$
137,092
$
10,485
$
162,127
$
231,417
$
2,198,234
$
541,121
$
Total Assets Under Management
92,785,658
$
91,578,634
$
93,187,556
$
93,917,824
$
101,107,528
$
92,785,658
$
101,107,528
$
Fee-Earning Assets Under Management
50,783,247
$
62,683,857
$
64,858,622
$
67,345,357
$
67,298,439
$
50,783,247
$
67,298,439
$
Weighted Average Fee-Earning AUM
51,671,739
$
60,939,868
$
63,492,663
$
65,356,567
$
66,943,268
$
53,085,887
$
72,387,238
$
LP Capital Invested
1,443,163
$
2,963,609
$
4,118,952
$
7,733,638
$
3,747,181
$
10,986,073
$
18,563,380
$
Total Capital Invested
1,405,603
$
3,035,837
$
4,326,151
$
7,835,881
$
3,820,460
$
11,189,295
$
19,018,329
$

Blackstone

Hedge Fund Solutions
(Dollars in Thousands)
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
1Q'15 LTM
1Q'16 LTM
Revenues
Management Fees, Net
Base Management Fees
130,637
$
130,216
$
133,592
$
129,941
$
130,158
$
500,234
$
523,907
$
Transaction and Other Fees, Net
25

-

219

73

543

501

835

Management Fee Offsets
(280)

(608)

(507)

1,566

-

(3,839)

451

Total Management Fees, Net
130,382

129,608

133,304

131,580

130,701

496,896

525,193

Performance Fees
Realized Incentive Fees
10,516

16,915

2,783

37,983

2,684

111,200

60,365

Unrealized Carried Interest
-

8,014

(5,394)

(599)

32

-

2,053

Unrealized Incentive Fees
47,427

15,855

(29,711)

(41,655)

(2,935)

28,463

(58,446)

Total Performance Fees
57,943

40,784

(32,322)

(4,271)

(219)

139,663

3,972

Investment Income (Loss)
Realized
(10,375)

(1,757)

(468)

(141)

(4,745)

(5,645)

(7,111)

Unrealized
4,483

2,032

(6,411)

(1,539)

(12,291)

5,184

(18,209)

Total Investment Income (Loss)
(5,892)

275

(6,879)

(1,680)

(17,036)

(461)

(25,320)

Interest Income and Dividend Revenue
3,949

3,970

4,136

5,219

5,296

12,402

18,621

Other
(1,607)

459

(66)

1,414

(1,388)

126

419

Total Revenues
184,775

175,096

98,173

132,262

117,354

648,626

522,885

Expenses
Compensation
56,104

45,841

44,408

33,131

54,169

147,191

177,549

Performance Fee Compensation
Realized Incentive Fees
3,470

8,711

(436)

15,410

1,863

32,650

25,548

Unrealized Carried Interest
-

4,077

(3,041)

(213)

-

-

823

Unrealized Incentive Fees
15,651

3,764

(7,011)

(15,316)

(1,195)

8,617

(19,758)

Total Compensation and Benefits
75,225

62,393

33,920

33,012

54,837

188,458

184,162

Other Operating Expenses
21,206

20,499

24,147

24,220

26,146

87,855

95,012

Total Expenses
96,431

82,892

58,067

57,232

80,983

276,313

279,174

Economic Income
88,344
$
92,204
$
40,106
$
75,030
$
36,371
$
372,313
$
243,711
$
Total Assets Under Management
66,378,908
$
67,829,866
$
68,405,948
$
69,105,425
$
68,475,416
$
66,378,908
$
68,475,416
$
Fee-Earning Assets Under Management
64,114,498
$
65,512,170
$
65,182,338
$
65,665,439
$
64,831,253
$
64,114,498
$
64,831,253
$
Weighted Average Fee-Earning AUM
62,910,553
$
65,453,883
$
65,782,066
$
65,802,335
$
65,123,126
$
59,945,488
$
65,763,940
$
LP Capital Invested
133,351
$
2,131
$
66,427
$
41,332
$
315,757
$
820,309
$
425,647
$
Total Capital Invested
139,223
$
2,136
$
71,132
$
39,877
$
329,793
$
835,106
$
442,938
$

Blackstone

Credit
(Dollars in Thousands)
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
1Q'15 LTM
1Q'16 LTM
Revenues
Management Fees, Net
Base Management Fees
125,029
$
123,615
$
126,533
$
125,805
$
125,990
$
479,660
$
501,943
$
Transaction and Other Fees, Net
1,457

2,060

1,289

1,565

1,342

16,274

6,256

Management Fee Offsets
(7,850)

(3,370)

(11,260)

(7,585)

(9,658)

(31,766)

(31,873)

Total Management Fees, Net
118,636

122,305

116,562

119,785

117,674

464,168

476,326

Performance Fees
Realized Carried Interest
13,367

26,925

51,606

4,258

-

202,639

82,789

Realized Incentive Fees
18,431

29,684

28,123

33,158

21,697

114,130

112,662

Unrealized Carried Interest
(11,951)

44,218

(112,366)

(118,721)

(14,779)

(72,850)

(201,648)

Unrealized Incentive Fees
9,124

6,521

(26,419)

(9,193)

270

(54,345)

(28,821)

Total Performance Fees
28,971

107,348

(59,056)

(90,498)

7,188

189,574

(35,018)

Investment Income (Loss)
Realized
2,237

2,723

1,735

491

(2,974)

8,520

1,975

Unrealized
6,887

2,760

(10,177)

(15,728)

(17,561)

8,863

(40,706)

Total Investment Income (Loss)
9,124

5,483

(8,442)

(15,237)

(20,535)

17,383

(38,731)

Interest Income and Dividend Revenue
5,651

5,938

6,053

6,957

6,748

22,830

25,696

Other
3,493

34

(73)

1,717

(1,364)

1,442

314

Total Revenues
165,875

241,108

55,044

22,724

109,711

695,397

428,587

Expenses
Compensation
49,877

47,124

51,324

41,864

52,382

187,325

192,694

Performance Fee Compensation
Realized Carried Interest
6,270

15,362

28,950

2,259

-

110,730

46,571

Realized Incentive Fees
8,401

12,455

13,659

15,598

10,127

59,689

51,839

Unrealized Carried Interest
(5,656)

21,497

(61,190)

(61,651)

(6,998)

(45,092)

(108,342)

Unrealized Incentive Fees
6,735

2,137

(12,846)

(4,421)

485

(24,905)

(14,645)

Total Compensation and Benefits
65,627

98,575

19,897

(6,351)

55,996

287,747

168,117

Other Operating Expenses
21,836

23,539

24,898

23,353

26,220

79,521

98,010

Total Expenses
87,463

122,114

44,795

17,002

82,216

367,268

266,127

Economic Income
78,412
$
118,994
$
10,249
$
5,722
$
27,495
$
328,129
$
162,460
$
Total Assets Under Management
74,959,534
$
81,288,709
$
80,841,348
$
79,081,252
$
78,656,291
$
74,959,534
$
78,656,291
$
Fee-Earning Assets Under Management
59,271,744
$
61,608,998
$
60,337,992
$
61,684,380
$
62,094,760
$
59,271,744
$
62,094,760
$
Weighted Average Fee-Earning AUM
58,607,856
$
61,256,993
$
60,243,777
$
60,598,308
$
61,584,275
$
57,105,789
$
60,968,572
$
LP Capital Invested
814,423
$
47,768
$
424,365
$
2,496,709
$
586,935
$
2,891,275
$
3,555,777
$
Total Capital Invested
989,775
$
60,337
$
432,212
$
2,601,675
$
568,731
$
3,152,772
$
3,662,955
$

Blackstone

Financial Advisory
Note: On October 1, 2015, Blackstone spun-off its Financial Advisory businesses, which did not include Blackstone's capital markets services business. The results of Blackstone’s capital markets services business have been reclassified from the Financial Advisory segment to the Private Equity segment. All prior periods have been recast to reflect this reclassification.
(Dollars in Thousands)
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
1Q'15 LTM
1Q'16 LTM
Revenues
Advisory Fees
81,809
$
72,155
$
143,606
$
-
$
-
$
413,130
$
215,761
$
Transaction and Other Fees, Net
16

-

146

-

-

333

146

Total Advisory and Transaction Fees
81,825

72,155

143,752

-

-

413,463

215,907

Investment Income (Loss)
Realized
(230)

(159)

(479)

-

-

343

(638)

Unrealized
1,482

(523)

(998)

-

-

1,648

(1,521)

Total Investment Income (Loss)
1,252

(682)

(1,477)

-

-

1,991

(2,159)

Interest Income and Dividend Revenue
3,236

3,190

6,094

-

-

10,736

9,284

Other
(956)

(112)

(235)

-

-

(353)

(347)

Total Revenues
85,357

74,551

148,134

-

-

425,837

222,685

Expenses
Compensation
67,951

48,797

64,169

-

-

233,920

112,966

Total Compensation and Benefits
67,951

48,797

64,169

-

-

233,920

112,966

Other Operating Expenses
21,222

18,446

22,658

-

-

87,555

41,104

Total Expenses
89,173

67,243

86,827

-

-

321,475

154,070

Economic Income (Loss)
(3,816)
$
7,308
$
61,307
$
-
$
-
$
104,362
$
68,615
$

Blackstone

Unitholder
Distribution
A detailed
description
of
Blackstone’s
distribution
policy
and
the
definition
of
Distributable
Earnings
can
be
found
on
page
30,
Definitions
and
Distribution
Policy.
DE
before
Certain
Payables
represents
Distributable
Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period Total Common Units Outstanding
(page
29, Unit Rollforward); actual distributions are paid to unitholders as of the applicable record date. For the periods presented, Net Cash Available for Distribution per Common Unit equals the Actual Distribution per
Common
Unit.
Retained
capital
is
withheld
pro-rata
from
common
and
Blackstone
Holdings
Partnership
unitholders.
Common
unitholders’
share
was
$32.2
million
for
1Q’16
and
$247.8
million
for
1Q’16
LTM.
Generated
$0.33
of
Distributable
Earnings
per
common
unit
during
the
quarter,
down
69%
compared
to
the
same
period
last
year.
Declared
a
quarterly
distribution
of
$0.28
per
common
unit
to
record
holders
as
of
May
2,
2016;
payable
on
May
9,
2016.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
vs. 1Q'15
1Q'15 LTM
1Q'16 LTM
vs. 1Q'15 LTM
Distributable Earnings (“DE”)
1,240,207
$
1,033,920
$
691,534
$
878,027
$
387,967
$
(69)%
3,825,519
$
2,991,448
$
(22)%
Add: Other Payables Attributable
to Common Unitholders
7,288
-
-
26,918
-
(100)%
194,856
26,918
(86)%
DE before Certain Payables
1,247,495
1,033,920
691,534
904,945
387,967
(69)%
4,020,375
3,018,366
(25)%
Percent to Common Unitholders
53%
54%
54%
54%
54%
53%
54%
DE before Certain Payables Attributable
to Common Unitholders
663,608
554,120
370,902
487,075
210,286
(68)%
2,135,330
1,622,383
(24)%
Less: Other Payables Attributable
to Common Unitholders
(7,288)
-
-
(26,918)
-
(100)%
(194,856)
(26,918)
(86)%
DE Attributable to Common Unitholders
656,320
554,120
370,902
460,157
210,286
(68)%
1,940,474
1,595,465
(18)%
DE per Common Unit
1.05
$
0.88
$
0.58
$
0.72
$
0.33
$
(69)%
3.16
$
2.51
$
(21)%
Less: Retained Capital per Common Unit
(0.16)
$
(0.14)
$
(0.09)
$
(0.11)
$
(0.05)
$
(69)%
(0.50)
$
(0.39)
$
(22)%
Actual Distribution per Common Unit
0.89
$
0.74
$
0.49
$
0.61
$
0.28
$
(69)%
2.66
$
2.12
$
(20)%
Record Date
May 2, 2016
Payable Date
May 9, 2016

Blackstone

1Q’16 Total AUM Rollforward
(Dollars in Millions)
1Q’16 LTM Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Total Assets Under Management
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows: Fifth European opportunistic fund ($5.2 billion); third mezzanine debt fund ($1.7 billion); BREP co-investment ($842 million);
BPP
U.S. ($555 million).
Realizations: BREP Global and European opportunistic platforms ($1.9 billion); BREP co-investment ($1.1 billion) and BREDS ($328 million).
Market Activity:
Carrying value increases of 1.8% and 4.4% within the opportunistic and core+ platforms, respectively.
Inflows: Individual investor and specialized solutions ($1.5 billion); customized solutions ($950 million); additional close of BAAM’s third seeding vehicle ($400 million); commingled products ($362 million).
Market Activity:
BAAM’s Principal Solutions Composite down 2.9% gross (3.1% net) during the quarter.
Inflows: CLOs ($528 million); BDCs ($507 million); long only products ($462 million).
Outflows: Primarily driven by investor liquidity needs, shift in investor sentiment on credit and de-leveraging of the BDC funds.
Inflows: Strategic Partners ($1.8 billion); BCP VII ($899 million); Core Private Equity ($670 million); Tactical Opportunities ($327 million);
reduced by allocations of multi-strategy capital to Blackstone funds ($671 million).
Realizations: BCP V ($1.4 billion); Strategic Partners ($352 million).
Private
Real
Hedge Fund
Equity
Estate
Solutions
4Q'15
94,280
$
93,918
$
69,105
$
79,081
$
336,385
$
Inflows
2,989
9,057
3,181
1,864
17,090
Outflows
(261)
(268)
(1,632)
(1,385)
(3,545)
Realizations
(2,119)
(3,451)
(151)
(885)
(6,606)
Net Inflows (Outflows)
608
5,339
1,398
(406)
6,939
Market Activity
578
1,851
(2,028)
(19)
382
1Q'16
95,466
$
101,108
$
68,475
$
78,656
$
343,705
$
QoQ Increase (Decrease)
1%
8%
(1)%
(1)%
2%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
1Q'15
76,327
$
92,786
$
66,379
$
74,960
$
310,451
$
Inflows
30,153
20,170
11,138
18,724
80,185
Outflows
(642)
(442)
(5,916)
(5,673)
(12,673)
Realizations
(12,299)
(15,312)
(680)
(7,246)
(35,536)
Net Inflows
17,212
4,416
4,543
5,805
31,976
Market Activity
1,927
3,906
(2,446)
(2,108)
1,279
1Q'16
95,466
$
101,108
$
68,475
$
78,656
$
343,705
$
YoY Increase
25%
9%
3%
5%
11%
Credit
Total

Blackstone

Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
1Q’16 Fee-Earning AUM Rollforward
(Dollars in Millions)
1Q’16 LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows:
BREP co-investment ($710 million); BREDS ($560 million).
Realizations: $1.4 billion across BREP platform including co-investment; $658 million in BREDS.
Inflows: Individual investor and specialized solutions ($1.5 billion); customized solutions ($950 million); commingled products ($362 million).
Outflows: Driven by investors’ liquidity needs and certain strategic shifts in their programs.
Inflows: BDCs ($507 million); CLOs ($500 million); long only products ($493 million).
Outflows: Primarily driven by investor liquidity needs, shift in investor sentiment on credit and de-leveraging of the BDC funds.
Inflows: Strategic Partners ($584 million); Tactical Opportunities ($288 million); reduced by allocations of multi-strategy capital to Blackstone funds ($368 million).
Realizations: BCP V ($982 million); Strategic Partners ($214 million).
Fee-Earning Assets Under Management
Private
Real
Hedge Fund
Equity
Estate
Solutions
4Q'15
51,451
$
67,345
$
65,665
$
61,684
$
246,146
$
Inflows
558
1,592
2,852
2,331
7,333
Outflows
(371)
(37)
(1,603)
(1,107)
(3,117)
Realizations
(1,288)
(2,120)
(146)
(723)
(4,277)
Net Inflows (Outflows)
(1,100)
(565)
1,103
501
(61)
Market Activity
(123)
518
(1,937)
(90)
(1,632)
1Q'16
50,228
$
67,298
$
64,831
$
62,095
$
244,453
$
QoQ Increase (Decrease)
(2)%
(0)%
(1)%
1%
(1)%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
1Q'15
49,342
$
50,783
$
64,114
$
59,272
$
223,512
$
Inflows
6,794
27,846
9,448
15,668
59,755
Outflows
(780)
(4,170)
(5,766)
(5,035)
(15,752)
Realizations
(5,148)
(8,139)
(641)
(6,027)
(19,955)
Net Inflows
866
15,537
3,041
4,605
24,048
Market Activity
20
978
(2,324)
(1,782)
(3,107)
1Q'16
50,228
$
67,298
$
64,831
$
62,095
$
244,453
$
YoY Increase
2%
33%
1%
5%
9%
Credit
Total

Blackstone

Net Accrued Performance Fees
$3.2
billion
Net Accrued Performance Fees at 1Q’16
$2.70
per unit
Net Accrued Performance Fees at 1Q’16
36%
of 1Q’15 Net Accrued Performance
Fees realized in 1Q’16 LTM
(Dollars in Millions, Except per Unit Data)
4Q'15
1Q'16
1Q'16 Per Unit
QoQ Change
Private Equity
BCP IV Carried Interest
144
$
155
$
0.13
$
11
$
BCP V Carried Interest
288
358
0.30
70
BCP VI Carried Interest
359
340
0.29
(19)
BEP Carried Interest
48
46
0.04
(2)
Tactical Opportunities Carried Interest
52
56
0.05
4
BTAS Carried Interest
3
5
-
2
Strategic Partners Carried Interest
36
38
0.03
2
Other Carried Interest
1
2
-
1
Total Private Equity
931
$
1,000
$
0.84
$
69
$
Real Estate
BREP IV Carried Interest
20
11
0.01
(9)
BREP V Carried Interest
497
417
0.35
(80)
BREP VI Carried Interest
628
636
0.54
8
BREP VII Carried Interest
608
570
0.48
(38)
BREP VIII Carried Interest
7
34
0.03
27
BREP Europe III Carried Interest
186
181
0.15
(5)
BREP Europe IV Carried Interest
121
126
0.11
5
BREP Asia Carried Interest
54
68
0.06
14
BPP Carried Interest
28
41
0.03
13
BPP Incentive Fees
12
18
0.02
6
BREDS Carried Interest
12
16
0.01
4
BREDS Incentive Fees
6
2
-
(4)
Asia Platform Incentive Fees
7
7
0.01
-
Total Real Estate
2,186
$
2,127
$
1.79
$
(59)
$
Hedge
Fund
Solutions
Incentive Fees
38
5
-
(33)
Total Hedge Fund Solutions
38
$
5
$
-
$
(33)
$
Credit
Carried Interest
77
66
0.06
(11)
Incentive Fees
19
14
0.01
(5)
Total Credit
96
$
80
$
0.07
$
(16)
$
Total Blackstone
Carried Interest
3,169
3,166
2.67
(3)
Incentive Fees
82
46
0.04
(36)
Net Accrued Performance Fees
3,251
$
3,212
$
2.70
$
(39)
$
Memo: Net Realized Performance Fees
89
$
28
$
0.02
$
(61)
$
Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized
Performance Fees are included in DE. Net Realized Performance Fees represents Performance Fees realized, but not yet distributed as of the reporting date and included in the Net
Accrued Performance Fee balance. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units
Outstanding (see page 29, Unit Rollforward).

Blackstone

Investment Records as of March 31, 2016
(a)
Continued...
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private
Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
-
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
-
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
126,093
116,658
1.7x
66%
2,851,514
1.4x
2,968,172
1.4x
7%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
219,136
2,160,727
1.3x
31%
18,951,775
3.2x
21,112,502
2.8x
43%
36%
BCP V (Dec 2005 / Jan 2011)
21,025,507
1,261,736
10,330,979
1.6x
76%
27,296,433
2.0x
37,627,412
1.9x
10%
8%
BCP VI (Jan 2011 / Jan 2017)
15,188,733
2,797,578
14,976,100
1.3x
24%
2,044,675
1.9x
17,020,775
1.3x
50%
10%
BEP (Aug 2011 / Feb 2015)
2,439,112
183,562
2,713,693
1.3x
25%
539,548
2.0x
3,253,241
1.4x
57%
14%
BEP II (Feb 2015 / Feb 2021)
4,951,351
4,875,450
22,908
1.0x
-
-
n/a
22,908
1.0x
n/a
n/a
BCP VII (TBD)
18,898,630
18,898,630
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Corporate Private Equity
77,601,448
$
28,362,185
$
30,321,065
$
1.4x
42%
65,867,190
$
2.3x
96,188,255
$
1.9x
19%
15%
Tactical Opportunities
13,287,442
6,765,473
7,328,776
1.1x
7%
1,296,745
1.5x
8,625,521
1.2x
31%
10%
Strategic Partners I-V and Co-Investment
12,156,390
2,356,537
3,991,432
2.9x
-
13,110,144
1.3x
17,101,576
1.5x
n/a
14%
Strategic Partners VI LBO, RE and SMA (e)
6,737,766
1,653,078
3,567,570
n/m
-
432,994
n/m
4,000,564
1.4x
n/a
44%
Strategic Partners VII
1,511,972
1,511,972
-
n/a
-
-
n/a
-
n/a
n/a
n/a
BCEP (f)
669,500
669,500
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Other Funds and Co-Investment (g)
2,343,637
620,141
1,409,258
1.1x
33%
228,347
1.3x
1,637,605
1.1x
n/a
n/a
Total Private Equity
114,308,155
$
41,938,886
$
46,618,101
$
1.4x
30%
80,935,420
$
2.0x
127,553,521
$
1.7x
19%
15%
Real
Estate
Dollar
Pre-BREP
140,714
$
-
$
-
$
n/a
-
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
-
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
-
2,531,613
2.1x
2,531,613
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
-
3,336,402
2.4x
3,336,402
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
653,847
0.7x
14%
3,900,697
2.2x
4,554,544
1.7x
40%
13%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
3,938,344
2.2x
31%
8,899,153
2.2x
12,837,497
2.2x
13%
11%
BREP VI (Feb 2007 / Aug 2011)
11,059,523
579,112
7,608,688
2.2x
68%
17,951,460
2.4x
25,560,148
2.3x
15%
13%
BREP VII (Aug 2011 /Apr 2015)
13,491,598
2,461,897
15,743,502
1.6x
1%
8,584,025
1.9x
24,327,527
1.7x
31%
21%
BREP VIII (Apr 2015 / Oct 2020)
16,145,129
10,754,125
5,921,200
1.1x
-
4,793
1.0x
5,925,993
1.1x
n/a
16%
Total Global BREP
51,676,831
$
13,795,134
$
33,865,581
$
1.6x
20%
46,881,041
$
2.2x
80,746,622
$
1.9x
21%
17%
Euro
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-
1,364,490
€
2.1x
1,364,490
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008)
1,629,748
-
530,198
1.1x
64%
1,714,052
1.8x
2,244,250
1.6x
8%
5%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,140
466,916
3,201,449
1.9x
-
2,635,024
2.1x
5,836,473
2.0x
23%
18%
BREP Europe IV (Sep 2013 / Mar 2019)
6,696,404
2,110,961
6,334,310
1.3x
-
573,041
1.4x
6,907,351
1.3x
27%
16%
BREP Europe V (TBD)
4,669,823
4,669,823
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Euro BREP
17,025,287
€
7,247,700
€
10,065,957
€
1.4x
3%
6,286,607
€
2.0x
16,352,564
€
1.6x
16%
13%
BREP Co-Investment (h)
6,819,065
$
-
$
5,125,104
$
1.6x
46%
7,387,601
$
2.1x
12,512,705
$
1.9x
17%
16%
BREP Asia (Jun 2013 / Dec 2017)
5,081,069
2,728,072
3,143,960
1.3x
-
185,124
1.5x
3,329,084
1.3x
22%
14%
Total BREP
84,884,181
$
24,691,363
$
54,805,711
$
1.5x
17%
62,823,968
$
2.2x
117,629,679
$
1.8x
20%
16%
BPP (i)
10,909,794
$
2,752,215
$
9,485,250
$
1.2x
-
-
$
n/a
9,485,250
$
1.2x
n/a
17%
BREDS (j)
9,789,251
$
5,374,702
$
2,481,353
$
1.3x
-
5,681,724
$
1.3x
8,163,077
$
1.3x
13%
12%

Blackstone

Investment Records as of March 31, 2016
(a)
–
Continued
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
Net
Internal
Rate
of
Return
(“IRR”)
represents
the
annualized
inception
to
March
31,
2016
IRR
on
total
invested
capital
based
on
realized
proceeds
and
unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e)
Realizations are treated as return of capital until fully recovered and therefore unrealized and realized MOIC’s are not meaningful in the early life of the funds.
(f)
BCEP, or Blackstone Core Equity Partners, is a core private equity fund which invests with a more modest risk profile and longer hold period.
(g)
Returns for Other Funds and Co-Investment are not meaningful as these funds have limited transaction activity.
(h)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-
investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(i)
BPP, or Blackstone Property Partners, are the core+ real estate funds which invest with a more modest risk profile and lower leverage.
(j)
Excludes Capital Trust drawdown funds.
(k)
BSCH is a permanent capital vehicle focused on acquiring strategic minority positions in alternative asset managers.
(l)
The Total Investments MOIC for Mezzanine I, Mezzanine II, Rescue Lending I, Rescue Lending II Funds, Energy Select Opportunities Fund and European
Senior Debt Fund, excluding recycled capital during the investment period was 2.0x, 1.4x, 1.6x, 1.0x, 1.1x and n/m, respectively. Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the six credit drawdown funds presented.
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Hedge Fund Solutions
BSCH (Dec 2013 / Jun 2020) (k)
3,300,600
$
2,755,702
$
549,508
$
1.0x
-

68,755
$
n/a
618,263
$
1.2x
n/a
5%
BSCH Co-Investment
75,500

31,237

44,481

1.0x
-

1,254

n/a
45,735

1.0x
n/a
5%
Total Hedge Fund Solutions
3,376,100
$
2,786,939
$
593,989
$
1.0x
-

70,009
$
n/a
663,998
$
1.2x
n/a
5%
Credit (l)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
99,280
$
444,786
$
1.7x
-

4,406,799
$
1.6x
4,851,585
$
1.6x
n/a
18%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000

2,005,610

2,746,265

1.1x
-

1,896,457

1.4x
4,642,722

1.2x
n/a
13%
Rescue Lending I (Sep 2009 / May 2013)
3,253,143

553,745

1,465,694

1.2x
-

4,197,595

1.5x
5,663,289

1.4x
n/a
11%
Rescue Lending II (Jun 2013 / Jun 2018)
5,125,000

2,561,654

2,701,252

1.0x
-

88,846

1.1x
2,790,098

1.0x
n/a
2%
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,866

2,469,556

419,038

1.1x
-

-

n/a
419,038

1.1x
n/a
n/m
Euro
European Senior Debt (Feb 2015 / Feb 2018)
1,964,689
€
3,369,434
€
523,149
€
1.0x
-

142,288
€
1.2x
665,437
€
1.0x
n/a
n/m
Total Credit
19,621,419
$
11,529,777
$
8,372,349
$
1.1x
-

10,747,165
$
1.5x
19,119,514
$
1.3x
n/a
14%

Blackstone

Reconciliation of GAAP to Non-GAAP Measures
Notes on page 26.
(Dollars in Thousands)
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
1Q'15 LTM
1Q'16 LTM
Net Income (Loss) Attributable to The Blackstone Group L.P.
629,448
$
134,168
$
(254,697)
$
200,870
$
150,033
$
1,948,420
$
230,374
$
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings
645,230
134,870
(247,318)
150,734
131,202
2,046,825
169,488
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
81,796
66,716
30,671
40,717
40,086
372,905
178,190
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
7,527
13,780
(12,520)
2,358
(6,401)
36,529
(2,783)
Net Income (Loss)
1,364,001
$
349,534
$
(483,864)
$
394,679
$
314,920
$
4,404,679
$
575,269
$
Provision for Taxes
99,344
43,251
1,573
46,230
18,866
336,420
109,920
Income (Loss) Before Provision for Taxes
1,463,345
$
392,785
$
(482,291)
$
440,909
$
333,786
$
4,741,099
$
685,189
$
Transaction-Related Charges
(a)
231,862
192,018
80,962
(15,279)
64,136
911,220
321,837
Amortization of Intangibles
(b)
25,899
24,720
30,624
23,287
23,208
108,150
101,839
(Income) Associated with Non-Controlling Interests of Consolidated Entities
(c)
(89,323)
(80,496)
(18,151)
(43,075)
(33,685)
(409,434)
(175,407)
Economic Income (Loss)
1,631,783
$
529,027
$
(388,856)
$
405,842
$
387,445
$
5,351,035
$
933,458
$
Taxes
(d)
(9,719)
(20,587)
(27,070)
29,849
(16,794)
(197,919)
(34,602)
Economic Net Income (Loss)
1,622,064
$
508,440
$
(415,926)
$
435,691
$
370,651
$
5,153,116
$
898,856
$
Taxes
(d)
9,719
20,587
27,070
(29,849)
16,794
197,919
34,602
Performance Fee Adjustment
(e)
(1,673,736)
(569,664)
639,349
(194,026)
(314,065)
(5,286,599)
(438,406)
Investment (Income) Loss Adjustment
(f)
(189,641)
(10,774)
136,131
11,435
26,650
(544,802)
163,442
Net Interest Loss
(g)
8,402
14,411
9,522
11,846
13,351
36,877
49,130
Performance Fee Compensation and Benefits Adjustment
(h)
403,816
215,441
(130,479)
75,782
106,075
1,452,065
266,819
Fee Related Earnings
180,624
$
178,441
$
265,667
$
310,879
$
219,456
$
1,008,576
$
974,443
$
Net Realized Performance Fees
(i)
932,789
725,433
357,114
505,540
186,733
2,504,961
1,774,820
Realized Investment Income (Loss)
(j)
107,792
136,497
87,526
86,993
(10,101)
539,300
300,915
Net Interest (Loss)
(g)
(8,402)
(14,411)
(9,522)
(11,846)
(13,351)
(36,877)
(49,130)
Taxes and Related Payables
Including Payable Under Tax Receivable Agreement
(k)
(16,994)
(20,587)
(27,070)
(25,819)
(16,794)
(266,728)
(90,270)
Equity-Based Compensation
(l)
44,398
28,547
17,819
12,280
22,024
76,287
80,670
Distributable Earnings
1,240,207
$
1,033,920
$
691,534
$
878,027
$
387,967
$
3,825,519
$
2,991,448
$
Interest Expense
38,853
45,437
44,981
46,511
48,432
141,310
185,361
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(k)
16,994
20,587
27,070
25,819
16,794
266,728
90,270
Depreciation and Amortization
6,927
6,715
6,719
6,852
6,292
28,854
26,578
Adjusted EBITDA
1,302,981
$
1,106,659
$
770,304
$
957,209
$
459,485
$
4,262,411
$
3,293,657
$

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See page 30, Definitions and Distribution Policy.
(a)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated
CLO Entities.
(d)
Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes.
(e)
This adjustment removes from EI the total segment amount of Performance Fees.
(f)
This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g)
This adjustment represents Interest Income and Dividend Revenue less Interest Expense.
(h)
This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i)
Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto. Equals the sum of Net Realized Incentive Fees and Net Realized Carried Interest.
(j)
Represents the adjustment for Blackstone’s Realized Investment Income (Loss).
(k)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision (Benefit) for Taxes and the Payable Under Tax Receivable Agreement.
(l)
Represents equity-based award expense included in EI, which excludes all transaction-related equity-based charges.

Fee Earnings

Distributable Earnings

Economic Net Income

Blackstone

See page 28, Walkdown of Financial Metrics –
Calculation of Certain Non-GAAP Financial Metrics for the calculation of the amounts presented herein that are not the respective captions on page
13, Total Segments. 1Q’16 Fee Related Earnings per Unit is based on end of period DE Units Outstanding; 1Q’16 DE per Unit is based on DE attributable to Common Unit Holders (see page 19,
Unitholder Distribution) and end of period Total Common Units Outstanding; and 1Q’16 ENI per Unit is based on Weighted-Average ENI Adjusted Units. 1Q’16 LTM per Unit represents the sum of the last four quarters. See page 29, Unit Rollforward.
(Dollars in Thousands, Except per Unit Data)
1Q'16
1Q'16 LTM
Results
Per Unit
Results
Per Unit
Base Management Fees
586,703
$
2,266,889
$
Advisory Fees
481
224,374
Transaction and Other Fees, Net
46,118
162,730
Management Fee Offsets
(20,101)
(95,650)
Other Revenue
(6,248)
7,124
Compensation
(287,403)
(1,146,784)
Non-Interest Operating Expenses
(100,094)
(444,240)
Fee Related Earnings
219,456
$
0.18
$
974,443
$
0.81
$
Net Realized Incentive Fees
14,327
105,684
Net Realized Carried Interest
172,406
1,669,136
Realized Investment Income (Loss)
(10,101)
300,915
Net Interest (Loss)
(13,351)
(49,130)
Taxes and Related Payables
(16,794)
(90,270)
Equity-Based Compensation
22,024
80,670
Distributable Earnings
387,967
$
0.33
$
2,991,448
$
2.51
$
Net Unrealized Incentive Fees
3,652
(38,766)
Net Unrealized Carried Interest
17,605
(1,564,467)
Unrealized Investment (Loss)
(16,549)
(464,357)
Add Back: Related Payables
-
55,668
Less: Equity-Based Compensation
(22,024)
(80,670)
Economic Net Income
370,651
$
0.31
$
898,856
$
0.76
$
Walkdown of Financial Metrics

Blackstone

Walkdown
of
Financial
Metrics
–
Calculation
of
Certain
Non-GAAP
Financial
Metrics
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
Represents equity-based award expense included in Economic Income, which excludes all transaction-related equity-based charges.
(b)
See page 25, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(c)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(Dollars in Thousands)
1Q'16
1Q'16 LTM
Other Operating Expenses
148,526
$
629,601
$
Less: Interest Expense
(48,432)

(185,361)

Non-Interest Operating Expenses
100,094
$
444,240
$
Realized Incentive Fees
28,450

193,526

Less: Realized Incentive Fee Compensation
(14,123)

(87,842)

Net Realized Incentive Fees
14,327
$
105,684
$
Realized Carried Interest
230,909

2,229,191

Less: Realized Carried Interest Compensation
(58,503)

(560,055)

Net Realized Carried Interest
172,406
$
1,669,136
$
Interest Income and Dividend Revenue
35,081

136,231

Less: Interest Expense
(48,432)

(185,361)

Net Interest (Loss)
(13,351)
$
(49,130)
$
Equity-Based Compensation
(a)
22,024
$
80,670
$
Taxes and Related Payables
(b)
(16,794)
$
(90,270)
$
Unrealized Incentive Fees
7,100

(62,769)

Less: Unrealized Incentive Fee Compensation
(3,448)

24,003

Net Unrealized Incentive Fees
3,652
$
(38,766)
$
Unrealized Carried Interest
47,606

(1,921,542)

Less: Unrealized Carried Interest Compensation
(30,001)

357,075

Net Unrealized Carried Interest
17,605
$
(1,564,467)
$
Related Payables
(c)
-
$
55,668
$

Blackstone

Unit Rollforward
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
Total GAAP Weighted-Average Common Units Outstanding - Basic
625,276,969

631,881,205

638,832,799

641,134,086

644,897,849

Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
5,955,072

2,311,444

-

1,794,046

1,629,702

Weighted-Average Blackstone Holdings Partnership Units
-

-

-

547,495,655

548,042,780

Total GAAP Weighted-Average Units Outstanding - Diluted
631,232,041

634,192,649

638,832,799

1,190,423,787
1,194,570,331
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
-

-

1,913,028

-

-

Weighted-Average Blackstone Holdings Partnership Units
548,837,150

555,641,388

550,983,910

-

-

Weighted-Average Economic Net Income Adjusted Units
1,180,069,191
1,189,834,037
1,191,729,737
1,190,423,787
1,194,570,331
Economic Net Income Adjusted Units, End of Period
1,192,529,251
1,190,864,027
1,191,328,573
1,190,361,741
1,194,227,352
Total Common Units Outstanding
625,985,058

630,414,455

635,440,608

637,410,828

643,789,108

Adjustments:
Blackstone Holdings Partnership Units
550,783,119

545,861,003

549,317,005

546,844,892

543,969,293

Distributable Earnings Units Outstanding
1,176,768,177
1,176,275,458
1,184,757,613
1,184,255,720
1,187,758,401
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.

Blackstone

Definitions and Distribution Policy
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its four segments. EI represents segment net income before taxes excluding transaction-related charges. Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the current tax provision (benefit) calculated on Income
(Loss) Before Provision for Taxes.
•
Blackstone uses Fee Related Earnings, or “FRE”, which is derived from EI, as a measure to highlight earnings from operations excluding:  (a) the income related to performance fees and related carry plan costs and (b) income earned from Blackstone’s investments in the Blackstone Funds. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of
IPO and acquisition-related equity-based awards, Carried Interest and incentive fee compensation), and (b) non-interest operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue, (c) Other Revenue, (d) Realized Performance Fees, and
(e) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized Performance Fee Compensation, (c) Other
Operating Expenses, and (d) Taxes and Related Payables Under the Tax Receivable Agreement. DE is reconciled to Blackstone’s Consolidated Statement of
Operations.
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, is a supplemental non-GAAP measure derived from segment reported results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents DE plus the addition of (a) Interest
Expense, (b) Taxes and Related Payables Including Payable Under Tax Receivable Agreement, and (c) Depreciation and Amortization.
Distribution Policy. Blackstone’s intention is to distribute quarterly to common unitholders approximately 85% of The Blackstone Group L.P.’s share of Distributable
Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of
Blackstone’s general partner and may change its distribution policy at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
Blackstone
believes
these
factors
include
but
are
not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2015, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.